EXHIBIT 10.31

     GREYROCK  CAPITAL     SCHEDULE  TO  LOAN  AND  SECURITY  AGREEMENT


                           AMENDMENT TO LOAN DOCUMENTS

BORROWERS:          SEER  TECHNOLOGIES,  INC.  AND  LEVEL  8  SYSTEMS,  INC.

DATE:               APRIL  21,  1999
     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between GREYROCK CAPITAL, A DIVISION OF NATIONSCREDIT COMMERCIAL CORPORATION (formerly Greyrock Business Credit) ("Greyrock"), whose address is 10880 Wilshire Blvd., Suite 950, Los Angeles, CA 90024 and the borrower named above ("Borrower").
     The Parties agree to amend the Loan and Security Agreement between them, dated March 31, 1999 (the "Loan Agreement"), as follows. (This Amendment, the Loan Agreement, the amended Schedule of even date, any prior written amendments to said agreements signed by Greyrock and the Borrower, and all other written documents and agreements between Greyrock and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)
1. AMENDED SCHEDULE The Schedule to the Loan Agreement is hereby amended in its entirety to read as set forth on the Schedule to Loan Agreement of even date being signed concurrently herewith, effective on the date hereof (except that the interest rate provided in said Amended Schedule shall be effective May 1,
1999).
2. REPRESENTATIONS TRUE. Borrower represents and warrants to Greyrock that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.
3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and under-standings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:
SEER  TECHNOLOGIES,  INC.

     By  Steven  Dmiszewicki
         -----------------------------
        President  or  Vice  President

     By  Dennis  McKinnie
         ------------------------------
        Secretary  or  Ass't  Secretary

     Borrower:
     LEVEL  8  SYSTEMS,  INC.

By  Steven  Dmiszewicki
    ---------------------------
 President  or  Vice  President

     By  Dennis  McKinnie
         ----------------------------
      Secretary  or  Ass't  Secretary



Greyrock:
GREYROCK  CAPITAL,
a  Division  of  NationsCredit  Commercial  Corporation


By  Lisa  Nagano
    --------------------------
Title  Senior  Vice  President



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